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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    Form 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


                               October 11, 2000

                ADVANTA EQUIPMENT RECEIVABLES SERIES 2000-1 LLC
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)


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
                   NV                             333-93915                      88-0454146
---------------------------------------        ----------------       -------------------------------
             (State or Other                   (Commission File       (I.R.S. Employer Identification
      Jurisdiction of Incorporation)               Number)                            No.)



     639 Isbell Road, Suite 390-1
               Reno, NV                                                              89509
---------------------------------------                                ------------------------------
(Address of Principal Executive Offices)                                           (Zip Code)
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        Registrant's telephone number, including area code 775-823-3080
                                                           ------------
                                    No Change
        -----------------------------------------------------------------
          (Former name or former address, if changed since last report)






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Item 7.  Financial Statements and Exhibits

         The following exhibit is furnished herewith:

         21 Monthly Servicer's Certificate issued on October 11, 2000 relating to the Equipment Receivables Asset-Backed Notes, Series 2000-1, prepared by the Servicer and sent to the Trustee pursuant to Section 2.01(a) of the Series 2000-1 Transfer and Servicing agreement dated as of March 1, 2000 covering the period of September 1, 2000 through September 30, 2000.
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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                              ADVANTA EQUIPMENT RECEIVALBES
                                              SERIES 2000-1 LLC,
                                              As Registrant

                                              By       /s/  KIRK WEILER
                                                       ----------------

                                              Name:    Kirk Weiler
                                              Title:   Manager

Dated:   October 11, 2000

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                                  Exhibit Index

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
Exhibit No.                                                                            Page
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
         21.1       Monthly Servicer's Certificate dated October 11, 2000                8
                    prepared by the Servicer and sent to the Trustee pursuant to
                    Section 2.01 (a) of the Series 2000-1 Transfer and Servicing
                    Agreement covering the period of September 1, 2000 through
                    September 30, 2000.
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